                                                                 EXHIBIT 24

                                 FORM 10-K

                             POWER OF ATTORNEY



          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint PATRICK M. QUINN, JAMES B. MEYER or ALEX J. DEYONKER, and each of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 29, 1997, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



     DATE                                         SIGNATURE


May 12, 1997                           /S/ ROGER L. BOYD
                                       Roger L. Boyd, Director
                                       (Sign and print name and title)

                                 FORM 10-K

                             POWER OF ATTORNEY



          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint PATRICK M. QUINN, JAMES B. MEYER or ALEX J. DEYONKER, and each of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 29, 1997, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



     DATE                                         SIGNATURE


May 13, 1997                           /S/ JAMES G. BUICK
                                       James G. Buick, Director
                                       (Sign and print name and title)

                                 FORM 10-K

                             POWER OF ATTORNEY



          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint PATRICK M. QUINN, JAMES B. MEYER or ALEX J. DEYONKER, and each of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 29, 1997, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



     DATE                                         SIGNATURE


May 12, 1997                           /S/ GLEN A. CATT
                                       Glen A. Catt, Director
                                       (Sign and print name and title)

                                 FORM 10-K

                             POWER OF ATTORNEY



          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint PATRICK M. QUINN, JAMES B. MEYER or ALEX J. DEYONKER, and each of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 29, 1997, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



     DATE                                         SIGNATURE


May 26, 1997                           /S/ DAVID DESCHWEINITZ COUCH
                                       David DeSchweinitz Couch, Vice
                                       President of Information Technology
                                       (Sign and print name and title)

                                 FORM 10-K

                             POWER OF ATTORNEY



          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint PATRICK M. QUINN, JAMES B. MEYER or ALEX J. DEYONKER, and each of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 29, 1997, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



     DATE                                         SIGNATURE


May 12, 1997                           /S/ DANIEL L. DEERING
                                       Daniel L. Deering
                                       (Sign and print name and title)

                                 FORM 10-K

                             POWER OF ATTORNEY



          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint PATRICK M. QUINN, JAMES B. MEYER or ALEX J. DEYONKER, and each of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 29, 1997, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



     DATE                                         SIGNATURE


May 20, 1997                           /S/ ALEX J. DEYONKER
                                       Alex J. DeYonker
                                       (Sign and print name and title)

                                 FORM 10-K

                             POWER OF ATTORNEY



          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint PATRICK M. QUINN, JAMES B. MEYER or ALEX J. DEYONKER, and each of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 29, 1997, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



     DATE                                         SIGNATURE


June 2, 1997                           /S/ RONALD A. DEYOUNG
                                       Ronald A. DeYoung, Director
                                       (Sign and print name and title)

                                 FORM 10-K

                             POWER OF ATTORNEY



          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint PATRICK M. QUINN, JAMES B. MEYER or ALEX J. DEYONKER, and each of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 29, 1997, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



     DATE                                         SIGNATURE


May 23, 1997                           /S/ PARKER T. FELDPAUSCH
                                       Parker T. Feldpausch, Director
                                       (Sign and print name and title)

                                 FORM 10-K

                             POWER OF ATTORNEY



          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint PATRICK M. QUINN, JAMES B. MEYER or ALEX J. DEYONKER, and each of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 29, 1997, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



     DATE                                         SIGNATURE


May 14, 1997                           /S/ CHARLES B. FOSNAUGH
                                       Charles B. Fosnaugh, Senior Vice
                                       President - Finance/Business
                                       Development
                                       (Sign and print name and title)

                                 FORM 10-K

                             POWER OF ATTORNEY



          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint PATRICK M. QUINN, JAMES B. MEYER or ALEX J. DEYONKER, and each of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 29, 1997, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



     DATE                                         SIGNATURE


May 12, 1997                           /S/ MARTIN P. HILL
                                       Martin P. Hill, Director
                                       (Sign and print name and title)

                                 FORM 10-K

                             POWER OF ATTORNEY



          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint PATRICK M. QUINN, JAMES B. MEYER or ALEX J. DEYONKER, and each of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 29, 1997, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



     DATE                                         SIGNATURE


May 12, 1997                           /S/ DONALD J. KOOP
                                       Donald J. Koop, Chairman
                                       (Sign and print name and title)

                                 FORM 10-K

                             POWER OF ATTORNEY



          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint PATRICK M. QUINN, JAMES B. MEYER or ALEX J. DEYONKER, and each of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 29, 1997, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



     DATE                                         SIGNATURE


May 14, 1997                           /S/ JOHN S. CARTON
                                       John S. Carton
                                       (Sign and print name and title)

                                 FORM 10-K

                             POWER OF ATTORNEY



          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint PATRICK M. QUINN, JAMES B. MEYER or ALEX J. DEYONKER, and each of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 29, 1997, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



     DATE                                         SIGNATURE


May 20, 1997                           /S/ JAMES B. MEYER
                                       James B. Meyer, President and Chief
                                       Operating Officer
                                       (Sign and print name and title)

                                 FORM 10-K

                             POWER OF ATTORNEY



          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint PATRICK M. QUINN, JAMES B. MEYER or ALEX J. DEYONKER, and each of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 29, 1997, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



     DATE                                         SIGNATURE


May 14, 1997                           /S/ DENNIS J. OTTO
                                       Dennis J. Otto, Vice President -
                                       Sales and Marketing
                                       (Sign and print name and title)

                                 FORM 10-K

                             POWER OF ATTORNEY



          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint PATRICK M. QUINN, JAMES B. MEYER or ALEX J. DEYONKER, and each of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 29, 1997, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



     DATE                                         SIGNATURE


May 19, 1997                           /S/ DAN R. PREVO
                                       Dan R. Prevo, Director
                                       (Sign and print name and title)

                                 FORM 10-K

                             POWER OF ATTORNEY



          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint PATRICK M. QUINN, JAMES B. MEYER or ALEX J. DEYONKER, and each of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 29, 1997, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



     DATE                                         SIGNATURE


May 16, 1997                           /S/ PATRICK M. QUINN
                                       Patrick M. Quinn
                                       (Sign and print name and title)

                                 FORM 10-K

                             POWER OF ATTORNEY



          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint PATRICK M. QUINN, JAMES B. MEYER or ALEX J. DEYONKER, and each of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 29, 1997, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



     DATE                                         SIGNATURE


May 12, 1997                           /S/ RUSSELL H. VANGILDER, JR.
                                       Russell H. VanGilder, Jr., Vice
                                       Chairman
                                       (Sign and print name and title)